Exhibit 99.1

ProSomnus® Appoints Brian Dow as Chief Financial Officer

PLEASANTON, Calif., Mar. 1, 2023 – ProSomnus, Inc. (“the Company”) (NASDAQ: OSA), a pioneer in precision medical devices for the treatment of Obstructive Sleep Apnea (OSA), today announced the appointment of Brian Dow as Chief Financial Officer, effective March 1, 2023.

Mr. Dow brings more than 28 years of experience advancing privately-held and publicly-traded life science companies with expertise executing equity and debt financings, M&A transactions, and financial operations and accounting. Dow has successfully taken three companies public, overseen multiple mergers and acquisitions with a strategic focus on revenue growth, expense management, product development and business development.

“We are happy to welcome Brian to ProSomnus’s leadership team during a time of great growth and our transition to life as a public company,” said Len Liptak, Co-Founder and Chief Executive Officer of ProSomnus. “As an expert in the financial management of healthcare companies in the public and private sector, Brian’s experience and vison will provide crucial counsel as ProSomnus seeks to expand the availability and use of our patient-preferred Oral Appliance Therapy devices.”

Brian Dow joined ProSomnus in March 2023 as Chief Financial Officer with more than 28 years of financial, accounting and operations experience with a focus on public and emerging life sciences companies. From 2020 to 2023, Brian served as Chief Financial Officer of Agendia, a $60-million global molecular diagnostics company, where he was responsible for developing and leading the company’s global financial operations, including investor relations, and successfully raised over $100 million in equity and debt capital. Prior to that role, from 2015 to 2019, he was Chief Financial Officer & Senior Vice President, Finance and Administration of Pulse Biosciences, a medical technology company developing a novel energy-based tissue treatment platform. In addition, Brian has held a series of financial officer positions, including Vice President and Principal Accounting Officer of Pacific Biosciences of California, a leading provider of next generation genetic sequencing instruments, and Chief Financial Officer of Northstar Neuroscience, Inc., a development stage medical device company. Brian began his career as a manager with Ernst and Young after earning his Bachelor of Science degree in Management from the Georgia Institute of Technology. Brian is also recognized as a licensed Certified Public Accountant by the Washington State Board of Accountancy.

“ProSomnus is disrupting the multi-billion-dollar Obstructive Sleep Apnea market by significantly improving patient care with truly revolutionary and clinically validated treatment alternatives. I see incredible potential for our precision Oral Appliance Therapy devices to become the standard of care for patients and providers worldwide,” said Dow. “As evidenced by the Company’s delivery of over 187,500 devices to date, its NASDAQ debut during late 2022, the opening of its new headquarters and expanded manufacturing center, and a growing network of over 4,000 medical providers, ProSomnus is poised for tremendous growth and I look forward to helping the Company achieve its full potential.”

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com

About ProSomnus

ProSomnus (NASDAQ: OSA) precision intraoral medical devices offer effective, economical, and patient preferred treatment for patients suffering from Obstructive Sleep Apnea. ProSomnus is the first manufacturer of mass-customized Precision Oral Appliance Therapy (OAT) devices to treat OSA, which affects over 74 million people in North America and is associated with serious comorbidities, including heart failure, stroke, hypertension, morbid obesity, and type 2 diabetes. ProSomnus’s patented, FDA-cleared devices are a less invasive and more comfortable alternative to Continuous Positive Airway Pressure (CPAP) therapy, and lead to more effective and patient-preferred outcomes. A growing body of research, including studies published by the Journal of Clinical Sleep Medicine and Military Medicine, suggests ProSomnus’s Precision OAT devices are an effective treatment for mild to moderate OSA. Additional clinical research has shown that ProSomnus’s Precision OAT devices mitigate many of the side effects associated with alternative treatments and improve economics for payers and providers. With more than 187,500 devices delivered, ProSomnus’s devices are the most prescribed Precision OAT in the U.S. ProSomnus’s FDA-cleared devices are authorized by the Department of Defense and the U.S. Army, and are often covered by medical insurance, Medicare, and social health programs in key international markets. To learn more, visit www.ProSomnus.com.

Important Notice Regarding Forward-Looking Statements

This Press Release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the parties’ perspectives and expectations, are forward-looking statements. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com

Such risks and uncertainties include, but are not limited to: (i) the effect of the announcement or the business combination on ProSomnus’s business relationships, operating results and business generally; (ii) risks that the business combination disrupts current plans and operations of ProSomnus; (iii) the outcome of any legal proceedings that may be instituted against ProSomnus or Purchaser related to the business combination; (iv) changes in the competitive industries in which ProSomnus operates, variations in operating performance across competitors, changes in laws and regulations affecting ProSomnus’s business and changes in the combined capital structure; (v) the ability to implement business plans, forecasts and other expectations after the completion of the business combination, and identify and realize additional opportunities; (vi) the risk of downturns in the market and ProSomnus’s industry including, but not limited to, as a result of the COVID-19 pandemic; (vii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (viii) the risk of potential future significant dilution to stockholders resulting from lender conversions under the convertible debt financing; and (ix) risks and uncertainties related to ProSomnus’s business, including, but not limited to, risks relating to the uncertainty of the projected financial information with respect to ProSomnus; risks related to ProSomnus’s limited operating history, the roll-out of ProSomnus’s business and the timing of expected business milestones; ProSomnus’s ability to implement its business plan and scale its business, which includes the recruitment of healthcare professionals to prescribe and dentists to deliver ProSomnus oral devices; the understanding and adoption by dentists and other healthcare professionals of ProSomnus oral devices for mild-to-moderate OSA; expectations concerning the effectiveness of OSA treatment using ProSomnus oral devices and the potential for patient relapse after completion of treatment; the potential financial benefits to dentists and other healthcare professionals from treating patients with ProSomnus oral devices and using ProSomnus’s monitoring tools; ProSomnus’s potential profit margin from sales of ProSomnus oral devices; ProSomnus’s ability to properly train dentists in the use of the ProSomnus oral devices and other services it offers in their dental practices; ProSomnus’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; ProSomnus’s ability to expand internationally; the viability of ProSomnus’s intellectual property and intellectual property created in the future; acceptance by the marketplace of the products and services that ProSomnus markets; government regulations and ProSomnus’s ability to obtain applicable regulatory approvals and comply with government regulations, including under healthcare laws and the rules and regulations of the U.S. Food and Drug Administration; and the extent of patient reimbursement by medical insurance in the United States and internationally. A further list and description of risks and uncertainties can be found in Lakeshore’s initial public offering prospectus dated June 10, 2021 and in the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) subsequent thereto and in the Registration Statement on Form S-4 and proxy statement that has been filed with the SEC by Lakeshore in connection with the business combination, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Company and its subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Investor Contact
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Email: Mike.Cavanaugh@westwicke.com

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Email: Kyle.Evans@westwicke.com

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com